                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Christopher D. Strong, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the
Annual Report of Union Drilling, Inc. on Form 10-K for the year ended December
31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934 and that information contained in such Annual
Report of Union Drilling, Inc. on Form 10-K fairly presents in all material respects the financial condition and results of operations of Union Drilling,
Inc.

                                    By: /s/ Christopher D. Strong
                                        ----------------------------------------
                                    Name: Christopher D. Strong
                                    Title: President and Chief Executive Officer
                                    Date: March 28, 2006